[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit 10.78

SEVENTH AMENDMENT AGREEMENT

This Seventh Amendment Agreement (the “Seventh Amendment Agreement”), effective July 1, 2013 (the “Seventh Amendment Effective Date”) is entered into by and between the Institute of Organic Chemistry and Biochemistry of the Academy of Sciences of the Czech Republic, having offices at Flemingovo nam. 2, 166 10 Praha 6, Czech Republic (“IOCB”); and the K.U. Leuven Research and Development (representing the REGA Institute for Medical Research, Leuven), having offices at Waaistraat 6, B-3000 Leuven, Belgium (“REGA” and IOCB and REGA hereinafter referred to collectively as “IOCB/REGA”) on the one side, and Gilead Science, Inc., a Delaware corporation, having its principal office located at 333 Lakeside Drive, Foster City, CA 94404 U.S.A. (“Gilead”). Gilead, IOCB and REGA are sometimes referred to in this Seventh Amendment individually as a “Party” and collectively as the “Parties”.

WITNESSETH:
WHEREAS, the Parties have entered into the License Agreement dated effective November 15, 1991 (the "1991 License Agreement"), relating to N-phosphonylmethoxyalkyl purines and pyrimidines and analogues including HPMPC as well as acyclic nucleotide analogues and other compounds; the License Agreement dated effective October 15, 1992 (the "1992 License Agreement"), relating to N-(3-fluoro-2-phosphonomethoxypropyl) derivatives of heterocyclic bases; and the License Agreement dated effective December 1, 1992 (the "1992 PMPA License Agreement"), relating to (R) PMPA and (R) PMPDAP and other compounds. The 1991 License Agreement, the 1992 License Agreement, and the 1992 PMPA License Agreement, are referred to collectively as the "License Agreements"; and
WHEREAS, the License Agreements were first amended by the Amendment Agreement dated effective October 25, 1993; and further amended by Annex 1 on April 1, 1997, by Annex 2 on March 20, 2002, and by the Letter Agreement dated April 8, 2002 (the "First Amendment Agreement"); and
WHEREAS, the License Agreements were subsequently amended by the Second Amendment Agreement dated effective January 1, 1996 (the "Second Amendment Agreement"); and further amended by the Third Amendment Agreement effective April 23, 2002 (the "Third Amendment Agreement"); and further amended by the Fourth Amendment Agreement effective August 1, 2004 (the "Fourth Amendment Agreement"); and further amended by the Fifth Amendment Agreement effective January 1, 2006 (the “Fifth Amendment Agreement”); and further amended by the Sixth Amendment effective January 1, 2006 (the “Sixth Amendment Agreement”); and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WHEREAS, the License Agreements were further amended by the Letter Agreement dated December 26, 2000 (the "December 2000 Letter Agreement"); and
WHEREAS, the Parties now desire to amend the License Agreements, as previously amended, in order to further clarify and update certain payment obligations and other provisions thereunder, all as described in greater detail below.

AGREEMENT
NOW, THEREFORE, in consideration for the terms and conditions contained herein, Gilead and IOCB/REGA agree as follows:

1.Definitions. All capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the License Agreements, as previously amended.
2.[*]. The Parties agree to [*] on certain Licensed Products under the License Agreements as set forth in this Section 2.
The Licensed Products for which [*] will apply include the following (the “[*] Products”):

a.	Licensed Products containing cidofovir (including Vistide®);

b.	Licensed Products containing Adefovir, as Adefovir is defined in the December 2000 Letter Agreement (including Hepsera®);

c.	Licensed Products containing Tenofovir, as Tenofovir is defined in the December 2000 Letter Agreement (including but not limited to Viread®, Truvada®, Atripla®, Complera®, Eviplera®, and Stribild®).
(i).    Cidofovir. With respect to the [*] Products set forth in Section 2(a) above, Sections A, B, C and D of Article IV under the 1991 License Agreement, as amended, shall not apply, and instead those Sections A, B, C and D shall be replaced with the following:
“A.    In consideration of the LICENSE granted, Gilead shall pay in favor of IOCB/REGA as follows:

a)
[*] of NET SALES of LICENSED PRODUCT containing cidofovir sold by GILEAD and its AFFILIATES and sublicensees, the manufacture, use or sale of which would, but for the LICENSE, infringe either (i) a VALID CLAIM of a LICENSED PATENT or (ii) a Gilead Valid Claim (defined below), in the country of sale, except as set forth in the following sentence. With respect to NET SALES which would be royalty-bearing as set forth in the previous sentence, but as to which the same LICENSED COMPOUND or LICENSED PRODUCT is being sold in such country by any THIRD PARTY except under this Agreement, and as to which GILEAD or IOCB/REGA is not seeking diligently to enforce its LICENSED PATENTS, GILEAD shall pay to IOCB/REGA a total royalty of [*] of NET SALES.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

b)
[*] of NET SALES of LICENSED PRODUCT containing cidofovir sold by GILEAD and its AFFILIATES and sublicensees that is not covered by LICENSED PATENTS or a Gilead Valid Claim but exploits the licensed TECHNICAL INFORMATION and KNOW-HOW.

B.    The obligation for GILEAD to pay royalties to IOCB/REGA as provided in this Section 2(i) of this Seventh Amendment Agreement shall expire in all countries within the Territory upon [*]. Following [*], the obligations set forth in this Section 2(i) of this Seventh Amendment Agreement will terminate, and thereafter Gilead will pay IOCB/REGA [*]. For clarity, and solely based on information available to the Parties as of the date of this Seventh Amendment Agreement, it is anticipated that [*] will be paid to IOCB/REGA for sale of products containing cidofovir following [*].
C.    Intentionally deleted.
D.    Royalties shall be payable only once with respect to the same unit of LICENSED PRODUCT containing cidofovir sold regardless of the number of VALID CLAIMS of LICENSED PATENTS or Gilead Valid Claims, or types of TECHNICAL INFORMATION and KNOW-HOW pertaining to the same which are involved with the LICENSED PRODUCT.”
(ii).    Adefovir. With respect to the [*] Products set forth in Section 2(b) above, Sections A, B, C and D of Article IV under the 1991 License Agreement, as amended, shall not apply, and instead those Sections A, B, C and D shall be replaced with the following:
“A.    In consideration of the LICENSE granted, Gilead shall pay in favor of IOCB/REGA as follows:

a)
[*] of NET SALES of LICENSED PRODUCT containing Adefovir sold by GILEAD and its AFFILIATES and sublicensees, the manufacture, use or sale of which would, but for the LICENSE, infringe either (i) a VALID CLAIM of a LICENSED PATENT or (ii) a Gilead Valid Claim (defined below), in the country of sale, except as set forth in the following sentence. With respect to NET SALES which would be royalty-bearing as set forth in the previous sentence, but as to which the same LICENSED COMPOUND or LICENSED PRODUCT is being sold in such country by any THIRD PARTY except under this Agreement, and as to which GILEAD or IOCB/REGA is not seeking diligently to enforce its LICENSED PATENTS, GILEAD shall pay to IOCB/REGA a total royalty of [*] of NET SALES.

b)
[*] on NET SALES of LICENSED PRODUCT containing Adefovir sold by GILEAD and its AFFILIATES and sublicensees that is not covered by LICENSED PATENTS or a Gilead Valid Claim but exploits the licensed TECHNICAL INFORMATION and KNOW-HOW.

B.    The obligation for GILEAD to pay royalties to IOCB/REGA as provided in this Section 2(ii) of this Seventh Amendment Agreement shall expire in all countries within the Territory upon [*]. Following [*], the obligations set forth in this Section 2(ii) of this Seventh Amendment Agreement will terminate, and thereafter Gilead will pay IOCB/REGA [*]. For clarity, and solely based on information available to the Parties as of the date of this Seventh

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Amendment Agreement, it is anticipated that [*] will be paid to IOCB/REGA for sale of products containing Adefovir following [*].
C.    Intentionally deleted.
D.    Royalties shall be payable only once with respect to the same unit of LICENSED PRODUCT containing Adefovir sold regardless of the number of VALID CLAIMS of LICENSED PATENTS or Gilead Valid Claims, or types of TECHNICAL INFORMATION and KNOW-HOW pertaining to the same which are involved with the LICENSED PRODUCT.”
(iii).    Tenofovir. With respect to the [*] Products set forth in Section 2(c) above, Sections A, B, C and D of Article IV under the 1992 License Agreement, as amended, shall not apply, and instead those Sections A, B, C and D shall be replaced with the following:
“A.    In consideration of the LICENSE granted, Gilead shall pay in favor of IOCB/REGA as follows:

a)
[*] of NET SALES of LICENSED PRODUCT containing Tenofovir sold by GILEAD and its AFFILIATES and sublicensees, the manufacture, use or sale of which would, but for the LICENSE, infringe either (i) a VALID CLAIM of a LICENSED PATENT or (ii) a Gilead Valid Claim (defined below), in the country of sale, except as set forth in the following sentence. With respect to NET SALES which would be royalty-bearing as set forth in the previous sentence, but as to which the same LICENSED COMPOUND or LICENSED PRODUCT is being sold in such country by any THIRD PARTY except under this Agreement, and as to which GILEAD or IOCB/REGA is not seeking diligently to enforce its LICENSED PATENTS, GILEAD shall pay to IOCB/REGA a total royalty of [*] of NET SALES.

b)
[*] on NET SALES of LICENSED PRODUCT containing Tenofovir sold by GILEAD and its AFFILIATES and sublicensees that is not covered by LICENSED PATENTS or a Gilead Valid Claim but exploits the licensed TECHNICAL INFORMATION and KNOW-HOW.

B.    The obligation for GILEAD to pay royalties to IOCB/REGA as provided in this Section 2(iii) of this Seventh Amendment Agreement shall expire in all countries within the Territory upon [*]. Following [*], the obligations set forth in this Section 2(iii) of this Seventh Amendment Agreement will terminate, and thereafter Gilead will pay IOCB/REGA [*]. For clarity, and solely based on information available to the Parties as of the date of this Seventh Amendment Agreement, it is anticipated that [*] will be paid to IOCB/REGA for sale of products containing Tenofovir following [*].
C.    Intentionally deleted.
D.    Royalties shall be payable only once with respect to the same unit of LICENSED PRODUCT containing Tenofovir sold regardless of the number of VALID CLAIMS of LICENSED PATENTS or Gilead Valid Claims, or types of TECHNICAL INFORMATION and KNOW-HOW pertaining to the same which are involved with the LICENSED PRODUCT.”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

For clarity, the foregoing [*] will not apply to any Licensed Product other than the [*] Products.
For purposes of this Section 2 of this Seventh Amendment Agreement, the term “Gilead Valid Claim” shall mean a clam included in a valid, enforceable and unexpired patent and/or patent application (with issued patents to be deemed valid and enforceable unless they have been held invalid and unenforceable by decision of a court or other governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal, or such patent or claim has been admitted to be invalid through reissue or disclaimer or otherwise) owned or controlled by Gilead disclosing or claiming an [*] Product, and/or methods of use in medicinal therapy and methods of preparation (which shall include both manufacture and formulation) of an [*] Product, together with any and all patents that may issue or may have issued therefrom in the Territory including any and all renewals, divisions, continuations, continuations-in-part, extensions and additions to any of the aforesaid patents and patent applications.
3.Royalties for [*]. The Parties desire to clarify royalty payment obligations for the product designated by Gilead as [*].
The Parties agree that the following terms shall be added as defined terms to Article I of the 1992 License Agreement, as amended.

a.	“[*]” shall mean the product designated by Gilead as [*].
With respect to LICENSED PRODUCT containing [*], Sections A, B, C and D of Article IV under the 1992 License Agreement, as amended, shall not apply, and instead those Sections A, B, C and D shall be replaced with the following:
“A.    In consideration of the LICENSE granted, Gilead shall pay in favor of IOCB/REGA as follows:
GILEAD shall pay to IOCB/REGA a total royalty of [*] of NET SALES of LICENSED PRODUCT containing [*] sold by GILEAD and its AFFILIATES and sublicensees. With respect to NET SALES which would be royalty-bearing as set forth in the previous sentence, but as to which the same LICENSED PRODUCT is being sold in such country by any THIRD PARTY except under this Agreement, GILEAD shall pay to IOCB/REGA a total royalty of [*] of NET SALES.
B.    Intentionally deleted.
C.    The royalties provided herein in Article IV A. shall run, on a country by country basis, from the date of the first commercial sale in that country for a period of [*]. Such date of first commercial sale will be immediately announced by GILEAD to IOCB/REGA.
D.    Royalties shall be payable only once with respect to the same unit of LICENSED PRODUCT sold regardless of the types of TECHNICAL INFORMATION and KNOW-HOW pertaining to the same which are involved with the LICENSED PRODUCT.”
4.Royalties for [*]. The Parties desire to clarify royalty payment obligations for [*].
The Parties agree that the following terms shall be added as defined terms to Article I of the 1991 License Agreement, as amended.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

a.	“[*]” shall mean the product designated by Gilead as [*].

b.	“[*]” shall mean the product designated by Gilead as [*].
With respect to [*], Sections A, B, C and D of Article IV under the 1991 License Agreement, as amended, shall not apply, and instead those Sections A, B, C and D shall be replaced with the following:
“A.    In consideration of the LICENSE granted, Gilead shall pay in favor of IOCB/REGA as follows:

a)
[*] of NET SALES of LICENSED PRODUCT containing [*] sold by GILEAD and its AFFILIATES and sublicensees, the manufacture, use or sale of which would, but for the LICENSE, infringe a VALID CLAIM of a LICENSED PATENT in the country of sale, except as set forth in the following sentence. With respect to NET SALES which would be royalty-bearing as set forth in the previous sentence, but as to which the same LICENSED COMPOUND or LICENSED PRODUCT is being sold in such country by any THIRD PARTY except under this Agreement, and as to which GILEAD or IOCB/REGA is not seeking diligently to enforce its LICENSED PATENTS, GILEAD shall pay to IOCB/REGA a total royalty of [*] of NET SALES.

b)
[*] of NET SALES of LICENSED PRODUCT containing [*] sold by GILEAD and its AFFILIATES and sublicensees that is not covered by LICENSED PATENTS but exploits the licensed TECHNICAL INFORMATION and KNOW-HOW.

B.    The obligation for GILEAD to pay royalties to IOCB/REGA as provided in this Article IV A. a) shall be payable throughout the term of the relevant LICENSED PATENT a VALID CLAIM of which would have been infringed but for this LICENSE.
C.    The royalties provided herein in Article IV A. b) shall run, on a LICENSED PRODUCT by LICENSED PRODUCT and country by country basis, from the date of the first commercial sale in that country for a period of [*]. Such date of first commercial sale will be immediately announced by GILEAD to IOCB/REGA.
D.    Royalties shall be payable only once with respect to the same unit of LICENSED PRODUCT sold regardless of the number of VALID CLAIMS of LICENSED PATENTS, or types of TECHNICAL INFORMATION and KNOW-HOW pertaining to the same which are involved with the LICENSED PRODUCT.”
5.Licensed Field of Use. The Parties acknowledge that Gilead and its sublicensees have been developing Tenofovir for [*], that IOCB and REGA have previously consented to such use, and as such the licenses granted under the License Agreement have been extended implicitly to include products labeled for [*]. As such, each License Agreement, as amended (in particular, by the Fourth Amendment Agreement) is hereby amended formally to replace the existing definition of Licensed Product in its entirety with the following:
“LICENSED PRODUCT shall mean any product containing a LICENSED COMPOUND, for any and all uses, including without limitation [*].”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

6.Waiver of Access Program Royalty Payments. The Parties agree that Gilead shall have no further obligations to pay royalties to IOCB/REGA on sales of Licensed Product by Gilead, its Affiliates or its sublicensees that have been made as part of Gilead’s Access Program (as described through Gilead’s website, www.gilead.com). In order to accomplish the foregoing objective, the Sixth Amendment Agreement is hereby deleted in its entirety and replaced with the following:
a.Gilead shall have no obligation to pay IOCB/REGA any royalty on NET SALES of ACCESS PRODUCT in any ACCESS COUNTRY.
b.For purposes of this Section 6, (a) “ACCESS PRODUCT” shall mean any LICENSED PRODUCT that is sold by Gilead or its AFFILIATES or sublicensees at a no-profit or low-profit price, including GENERIC PRODUCT (defined below); and (b) “ACCESS COUNTRY” shall mean, at the time of any given sale, any country that is designated as a Low Income or Lower Middle Income Country (LMI) on Gilead’s website, as may be updated from time to time by Gilead. A current list of ACCESS COUNTRIES is attached hereto as Exhibit A. Gilead agrees to provide IOCB and REGA with an updated list of ACCESS COUNTRIES on an annual basis (before the end of each calendar year) for the remaining term of the License Agreements, as amended, or until there are no sales of PRODUCT in any ACCESS COUNTRY that would be royalty bearing but for the waiver herein. For clarity, the Parties acknowledge and agree that Gilead will not owe IOCB/REGA any royalties on NET SALES of any PRODUCT that is manufactured by or on behalf of Gilead and sold to any third party either at Gilead’s then-current published Access Price (as set forth on the Gilead website) or at Gilead’s then-current published LMI price (as set forth on the Gilead website).
c.For purposes of this Section 6, “GENERIC PRODUCT” shall mean any LICENSED PRODUCT that (a) is manufactured by a Gilead sublicensee (including indirect sublicensees that have been granted sublicenses through the Medicines Patent Pool Foundation under direct license from Gilead); and (b) is sold in an ACCESS COUNTRY at a price that is no higher than the then current price for ACCESS PRODUCT in such country; and (c) bears, or is otherwise marketed using, a trademark or tradename that is distinct from any trademark or trade name used by Gilead or its AFFILIATES in connection with their marketing of such LICENSED PRODUCT. For the avoidance of doubt, Gilead will have no obligation to pay IOCB/REGA any royalty or other amount with respect to payments received by Gilead or its AFFILIATES from its sublicensees (such as a license fee) as consideration for Gilead’s or its AFFILIATES’ grant to such sublicensees of the right to manufacture or sell GENERIC PRODUCT.
d.Gilead agrees that at all times it shall carry out its obligations under this Section 6 in good faith and that it shall not enter into any arrangement intended to allow Gilead to evade or reduce its royalty payments or other obligations to IOCB/REGA set forth in the License Agreements, as amended.
7. Update to Combination Product Net Sales. The Parties agree to further amend the definition of Net Sales in each License Agreement, as amended, to clarify and simplify the calculation of royalties due to IOCB/REGA for Combination Products. Accordingly, each License Agreement, as amended (in particular, by the Fourth Amendment Agreement), is hereby amended such that the Net Sales definition shall apply to all Combination Products containing Licensed Compounds (including Combination Products containing Tenofovir, as defined herein), and is hereby amended to replace the existing definition of Net Sales in the Fourth Amendment Agreement with the following:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

“NET SALES” shall mean the gross amount invoiced by Gilead, its AFFILIATES or sublicensees in consideration of a sale of a LICENSED COMPOUND or a LICENSED PRODUCT, including any COMBINATION PRODUCT, (each hereinafter “PRODUCT”) net of all trade, quantity or cash discounts (including, e.g. government rebates, chargebacks, distributor fees, co-pay reimbursements), and less all credits or allowances on account of rejections, returns, billing errors or retroactive price reductions, and duties, taxes and other governmental charges, all in accordance with US GAAP as consistently applied [*].

(a)
CALCULATION OF NET SALES FOR COMBINATION PRODUCTS. Net Sales for any COMBINATION PRODUCT for purposes of determining royalties payable under this Agreement for the LICENSED COMPOUND contained in such COMBINATION PRODUCT will be calculated as follows and, where the COMBINATION PRODUCT includes more than one LICENSED COMPOUND, on a LICENSED COMPOUND-by-LICENSED COMPOUND basis:

i.
Where each API in the COMBINATION PRODUCT is sold separately as a product containing a single API in the relevant country during the relevant calendar quarter and there is a NET SELLING PRICE available for such API sold separately in such country during such quarter, by multiplying actual NET SALES of the COMBINATION PRODUCT by the fraction A/(A+B1+B2+…) where:

‘A’ is the NET SELLING PRICE (as defined below), as applicable, in the country during the calendar quarter for the stock keeping unit(s) most comparable in (a) the total content of API on a daily dose basis (b) formulation, and (c) dosing administration (e.g., QD 300mg) to the LICENSED PRODUCT that contains as its sole active ingredient the LICENSED COMPOUND in the COMBINATION PRODUCT. For purposes of determining the calculation of NET SALES for COMBINATION PRODUCTS under this AGREEMENT, the term “NET SELLING PRICE” shall mean, on a calendar quarter by calendar quarter basis, the gross amount invoiced in consideration of a sale of PRODUCT, during such calendar quarter net of all trade, quantity or cash discounts (including, e.g. government rebates, chargebacks, distributor fees, co-pay reimbursements), and less all credits or allowances on account of rejections, returns, billing errors or retroactive price reductions, and duties, taxes and other governmental charges, all in accordance with US GAAP as consistently applied, with this quantity divided in its entirety by the number of units of PRODUCT sold during such calendar quarter. For clarity, the 10% cap on total reduction referenced in the definition of NET SALES shall not apply to the NET SELLING PRICE calculation.
Each ‘B’ term, is the NET SELLING PRICE in the country during the calendar quarter for the stock keeping unit most comparable in (a) the total content of API on a daily dose basis, (b) formulation and (c) dosing administration (e.g., QD 300mg) that is used for one of the other API(s) in the COMBINATION PRODUCT, other than the LICENSED COMPOUND in the COMBINATION PRODUCT. For those COMBINATION PRODUCTS where a ‘B’ term relates to a stock keeping unit from a third party (e.g. efavirenz or rilpivirine), the calculation of NET SALES for such COMBINATION PRODUCT that

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

incorporates such third party stock keeping unit shall be determined in accordance with clause (ii), clause (iv) or clause (v) below, as applicable.

ii.
Where the API in the COMBINATION PRODUCT that is a LICENSED COMPOUND is sold separately and there is a NET SELLING PRICE available for the LICENSED PRODUCT in the COMBINATION PRODUCT in the relevant country during the relevant calendar quarter, but there is no NET SELLING PRICE available for the API(s) in the COMBINATION PRODUCT other than the LICENSED COMPOUND in the relevant country during the relevant calendar quarter, by multiplying actual NET SALES for such COMBINATION PRODUCT by the fraction A/C where ‘A’ shall have the same meaning as in the clause (i), and ‘C’ is the NET SELLING PRICE in the country during the calendar quarter for the COMBINATION PRODUCT.

iii.
Where there is no NET SELLING PRICE available for the LICENSED COMPOUND in the COMBINATION PRODUCT in the relevant country during the relevant calendar quarter, but the other API(s) in the COMBINATION PRODUCT are sold separately and there is a NET SELLING PRICE available for such API(s) in the relevant country during the relevant calendar quarter, by multiplying actual NET SALES of such COMBINATION PRODUCT by the quantity [1-((B1+B2_...)/C] where each ‘B’ term shall have the same meaning as in clause (i) and ‘C’ is the NET SELLING PRICE in the relevant country during the relevant calendar quarter for the COMBINATION PRODUCT.

iv.
Where there is no NET SELLING PRICE available for either the LICENSED COMPOUND or the other API(s) in the COMBINATION PRODUCT in a relevant country during a relevant calendar quarter, by multiplying the NET SELLING PRICE of the COMBINATION PRODUCT in the relevant country for the relevant calendar quarter by the fraction A/C where ‘A’ shall mean, during such calendar quarter, the average worldwide NET SELLING PRICE of the LICENSED PRODUCT that contains as its sole API the same LICENSED COMPOUND that is incorporated into the COMBINATION PRODUCT, and ‘C’ is the NET SELLING PRICE of such COMBINATION PRODUCT during such calendar quarter, on an average worldwide basis.

v.
Where (1) the API in the COMBINATION PRODUCT that is a LICENSED COMPOUND is not sold separately in any country during a relevant calendar quarter, (2) there is no average worldwide NET SELLING PRICE available for the LICENSED PRODUCT that contains as its sole API the same LICENSED COMPOUND that is incorporated into the COMBINATION PRODUCT in the relevant calendar quarter, and (3) there is no NET SELLING PRICE available for the other API(s) in the COMBINATION PRODUCT in a relevant country during the relevant calendar quarter, either (X) by multiplying actual NET SALES of such COMBINATION PRODUCT by the quantity [1-((B1+B2_...)/C] where each ‘B’ term shall have the same meaning as in clause (i) but on an average worldwide basis during the relevant calendar quarter (if an average worldwide value of ‘B’ is available), and ‘C’ is the NET SELLING PRICE in the relevant country during the relevant calendar quarter for the COMBINATION PRODUCT, or (Y) if there is no average worldwide value of ‘B’ available for each of the other API(s) in the COMBINATION PRODUCT during the relevant

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

calendar quarter, then by multiplying actual NET SALES of such COMBINATION PRODUCT in the country during the relevant calendar quarter by a WORKING PERCENTAGE (defined below) that has been assigned to the API in the COMBINATION PRODUCT that is a LICENSED COMPOUND during the relevant calendar quarter, in accordance with the procedure established below.
For purposes of this subsection (a)(v), the term “WORKING PERCENTAGE” shall mean an amount that is agreed to among the Parties as being the percentage of the NET SELLING PRICE for a COMBINATION PRODUCT that is attributable to the API(s) in the COMBINATION PRODUCT that is a LICENSED COMPOUND. The WORKING PERCENTAGE for each LICENSED COMPOUND shall be determined in accordance with the following procedures: No less than thirty (30) days before the end of the first calendar quarter during which a COMBINATION PRODUCT is sold anywhere in the Territory for which the methodology for determining royalties payable to IOCB/REGA is subject to this subsection (a)(v)(Y) above, Gilead shall provide to IOCB/REGA a proposed percentage that is intended to reflect, in good faith, the amount of the NET SELLING PRICE for such COMBINATION PRODUCT that is attributable to the API(s) in the COMBINATION PRODUCT that is a LICENSED COMPOUND. The Parties will then have thirty (30) days to discuss Gilead’s proposed percentage and attempt to agree on the actual percentage that will be used.
If the Parties agree on the actual percentage before the thirty (30) day period expires, then such agreed percentage shall become the WORKING PERCENTAGE for determining the portion of the NET SELLING PRICE for that COMBINATION PRODUCT that is attributable to such API. Such WORKING PERCENTAGE shall apply to all sales of such COMBINATION PRODUCT containing such API anywhere in the Territory for the remainder of that calendar year.
If the Parties are unable to agree on an actual percentage before the thirty (30) day period expires, then the WORKING PERCENTAGE shall be determined by [*]. Such WORKING PERCENTAGE shall apply to all sales of such COMBINATION PRODUCT containing such API anywhere in the Territory for the remainder of that calendar year.
The WORKING PERCENTAGE that will be applied for each calendar year shall be documented between the Parties no later than December 15 of the immediately preceding calendar year
For each subsequent calendar year, each WORKING PERCENTAGE shall remain the same as in the prior calendar year, unless no later than October 15 of the current calendar year either Gilead or IOCB/REGA submits a new proposed percentage for a particular API that is a LICENSED COMPOUND in a COMBINATION PRODUCT and prior to December 15 of that same year the Parties agree on a new WORKING PERCENTAGE for such API that would be applied in the following calendar year. If the Parties are unable to agree on a new WORKING PERCENTAGE prior to December 15, then the WORKING

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

PERCENTAGE shall be determined using the simple fraction ‘A/C’ methodology set forth two paragraphs above.

vi.
Gilead agrees to provide IOCB/REGA with supporting information for the purpose of verifying the calculations of NET SALES of COMBINATION PRODUCTS in a manner consistent with Gilead’s past practices and in substantially the form as Exhibit B attached hereto.”

8.	General. Except as expressly provided in this Seventh Amendment Agreement, the License Agreements, as amended previously, shall remain in full force and effect according to their terms.

[signature page follows]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment Agreement to be executed by their respective duly authorized representatives as of the Seventh Amendment Effective Date.

INSTITUTE OF ORGANIC CHEMISTRY AND BIOCHEMISTRY		REGA INSTITUTE FOR MEDICAL RESEARCH
By:	/s/ Zdenìk Hostomský	By:	/s/ Erik De Clercq
	Dr. Zdenìk Hostomský, Director		Prof. Erik De Clercq
Date:	July 18, 2013	Date:	July 23, 2013

K.U. LEUVEN RESEARCH AND DEVELOPMENT		GILEAD SCIENCES, INC.
By:	/s/ Koenraad Debackere	By:	/s/ John F. Milligan
	Prof. Koenraad Debackere, Director		John F. Milligan, Ph.D. President and Chief Operating Officer
Date:	July 19, 2013	Date:	July 23, 2013

By:	/s/ Paul Van Dun
Paul Van Dun, Director
Date:	July 19, 2013

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT A
ACCESS COUNTRIES
[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT B
SAMPLE ROYALTY REPORT
[*]